UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 9, 2010

TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On April 27, 2010, Targa Resources Partners LP (the “Partnership”) closed on its previously announced acquisition of (i) 100% of the limited partner interests in Targa Midstream Services Limited Partnership (“TMS”), (ii) 100% of the limited liability company interests in Targa Gas Marketing LLC (“TGM”), (iii) 100% of the limited and general partner interests in Targa Permian LP (“Permian”), (iv) 100% of the limited partner interests in Targa Straddle LP (“Targa Straddle”) and (v) 100% of the limited liability company interests in Targa Straddle GP LLC (“Targa Straddle GP”) for aggregate consideration of $420 million, subject to certain adjustments.

 TMS, TGM, Permian, Targa Straddle and Targa Straddle GP collectively owned at closing (i) Targa Resources, Inc.’s (“Targa”) natural gas straddle business consisting of the business and operations involving the Barracuda, Lowry and Stingray plants, including the Pelican, Seahawk and Cameron gas gathering pipeline systems, all of which are wholly-owned by TMS or its subsidiaries, and the business and operations represented by its participation and ownership interests in the Bluewater, Sea Robin, Calumet, N. Terrebonne, Toca and Yscloskey plants, (ii) certain of Targa’s natural gas gathering and processing systems, processing plants and related assets including the Sand Hills processing plant and gathering system, Monahans gathering system, Puckett gathering system, a 40% ownership interest in the West Seminole gathering system and a compressor overhaul facility and (iii) Targa’s natural gas marketing business (collectively, the “Business”).

The Partnership and the Business are considered entities under common control. As a result, the Partnership is providing supplemental consolidated financial statements to include the financial results of the Business for all periods presented. We are providing the following to reflect the supplemental results: Selected Financial Data, Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements of Targa Resources Partners LP for the periods indicated.

                 In connection with the acquisition of Targa's interest in the Permian and Straddle Systems and its impact on our structure used for internal management purposes, an updated evaluation of our reportable segments was performed during the second quarter of 2010. As a result, our operations are now presented under four reportable segments:  (1) Field Gathering and Processing, (2) Coastal Gathering and Processing, (3) Logistics Assets and (4) Marketing and Distribution. Prior period information in this report has been revised to conform to the 2010 reported segment presentation. See Notes 2 and 20 of Exhibit 99.3 for further information on the changes of our reportable segments.
Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)  Exhibits

Exhibit Number	Description

23.1 99.1	Consent of PricewaterhouseCoopers on Supplemental Consolidated Financial Statements of Targa Resources Partners LP Selected Financial Data

99.2 99.3	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations Supplemental Consolidated Financial Statements of Targa Resources Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC,
its general partner

Dated: August 9, 2010	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1 99.1	Consent of PricewaterhouseCoopers on Supplemental Consolidated Financial Statements of Targa Resources Partners LP Selected Financial Data

99.2 99.3	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations Supplemental Consolidated Financial Statements of Targa Resources Partners LP